SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]    Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[_]    Definitive Proxy Statement
[_]    Definitive Additional Materials
[_]    Soliciting Material Pursuant to Section 240.14a-12


                      COLORADO COMMUNITY BROADCASTING, INC.
                     ---------------------------------------
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_] Fee computed on table below per Exchange Act Rules 14c-6(i)(__) and 0-11.

         (1)  Title of each class of securities to which transaction applies:

         (2)  Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

[_] Proposed maximum aggregate value of transaction:

         (5)  Total fee paid:

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1)     Amount Previously Paid:

       (2)     Form, Schedule or Registration Statement No.:

       (3)     Filing Party:

       (4)     Date Filed:

                      COLORADO COMMUNITY BROADCASTING, INC.
                                7609 Ralston Road
                             Arvada, Colorado 80002
                                 (303) 422-8127


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                             ________________, 2005



Dear Shareholder:


         We cordially invite you to attend Colorado Community Broadcasting, Inc.'s Annual Meeting of Shareholders at 1:30 P.M. on ___________, 2005, at 10088 6th street, suite G, Rancho Cucamonga, CA 91730 at which meeting you may be present. If you choose not to attend, you may send your ballot appointing Daniel Medina, President, to vote as your ballot directs. The Notice of Meeting and the accompanying Proxy describe the business of the Annual Meeting of Shareholders.

     The enclosed Proxy statement is being furnished to shareholders of record on January 10, 2005 of Colorado Community Broadcasting, Inc. ("CCB"), a Colorado corporation, in connection with the following proposals.

         YOU ARE NOT REQUIRED TO SEND US A PROXY BUT YOUR PROXY IS REQUESTED

     The holders of a majority of the issued and outstanding shares entitled to vote have indicated that they intend to vote in favor of these proposals.

1. To elect two directors to hold office until the next annual meeting of shareholders and qualification of their respective successors.

2. To ratify the appointment of Michael Johnson & Co. as Independent Accountants for the annual period ending April 30, 2005.

3. To change the Company's name to a name to be determined by the Board of Directors.

4. To authorize a forward split of the Company's common stock on a basis of twelve for one.


     The Board of Directors has fixed the closing of business on ___________, 2005, as the record date for the determination of shareholders entitled to notice of and to vote at this meeting or any adjournment thereof. The stock transfer books will not be closed.

     The Company's Annual Report to Stockholders for the year ended April 30, 2004 accompanies this Notice of Annual Meeting and Proxy Statement.

     All stockholders, whether or not they expect to attend the Meeting in person, are requested either to complete, date, sign, and return the enclosed form of proxy in the accompanying envelope or to record their proxy by other authorized means. The proxy may be revoked by the person executing the proxy by filing with the Secretary of the Company an instrument of revocation or duly executed proxy bearing a later date, or by electing to vote in person at the meeting.


                                                         Sincerely,

                                                         /s/Daniel Medina
                                                        ------------------------
                                                        Daniel Medina, President

                                                              -----------

WE ARE ASKING YOU FOR A PROXY AND YOU ARE REQUESTED TO SEND US A PROXY.

                                                              -----------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                        AND RULE 14A PROMULGATED THERETO

                      COLORADO COMMUNITY BROADCASTING, INC.

                         ANNUAL MEETING OF SHAREHOLDERS

                                __________, 2005

     This Proxy Statement is being furnished to Shareholders of Colorado Community Broadcasting, Inc. ("CCB") in connection with the Annual Meeting of Shareholders (the "Meeting") to be held on, __________, 2005 and at any adjournments thereof (the "Meeting"). The Meeting will be held at 10088 6th Street, Suite G, Rancho Cucamonga, CA 91730, at 1:30 P.M. local time.

     This Proxy Statement is first being mailed or given to Shareholders on or about January 20, 2005.

     We are a Colorado corporation. We are a full-reporting 1934 Act company, with our common stock not quoted in any medium. Information about us can be found in our April 30, 2004 Annual Report filed on Form 10-KSB. Additional information about us can be found in our public filings that can be accessed electronically by means of the SEC's home page on the Internet at http://www.sec.gov, or at other Internet sites such as http://www.freeedgar.com, as well as by such other means from the offices of the SEC.

                          WE ARE ASKING YOU FOR A PROXY
                      YOU ARE REQUESTED TO SEND US A PROXY

     We are soliciting proxies but the holders of more than 50% percent of the shares entitled to vote have indicated that they intend to vote in favor of these proposals. In light of the size of the holdings of these shareholders, the current Board and management of the Company deems the likelihood of a favorable vote on the proposals sufficient. You may mark and send the proxy attached hereto to record your vote.

                            COSTS OF PROXY STATEMENT

     We will pay the cost of preparing and sending out this proxy statement. It will be sent to most shareholders via regular mail. A few will receive it by personal delivery or facsimile.


                                     VOTING

SHAREHOLDERS  ENTITLED  TO  VOTE

     Holders of record of common stock, at the close of business on the date of mailing this proxy statement will be entitled to vote at the Annual Meeting. As of this date, January 10, 2005, 2,235,000 shares of common stock were issued and outstanding. Each shareholder is entitled to one vote for each share of common stock held by such shareholder. We have only the single class of stock, namely our common stock. Each share of Common Stock is entitled to one (1) vote for as many separate nominees as there are directors to be elected and for or against all other matters presented. For action to be taken at the Annual Meeting, a majority of the shares entitled to vote must be represented at the Annual Meeting in person or by proxy. Shares of stock may not be voted cumulatively. Abstentions and broker non-votes each will be included in determining the number of shares present and voting at the Annual Meeting. Abstentions will be counted in tabulations of the votes cast on proposals, whereas broker non-votes will not be counted for purposes of determining whether a proposal has been approved.

QUORUM  AND  VOTE  NECESSARY  FOR  APPROVALS.

     A majority of the shares of common stock outstanding at the record date must be represented at the Annual Meeting in person or by proxy in order for a quorum to be present and in order to take action upon all matters to be voted upon, but if a quorum should not be present, the meeting may be adjourned without further notice to shareholders, until a quorum is assembled. Each shareholder will be entitled to cast one vote at the Annual Meeting for each share of common stock registered in such shareholder's name at the record date.

     Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Each share of Common Stock entitles the holder thereof to one vote on all matters to come before the Annual Meeting. Holders of shares of Common Stock are not entitled to cumulative voting rights.

     The favorable vote of a plurality of the votes of the shares of Common Stock present in person or represented by proxy at the Annual Meeting is necessary to elect the nominees for directors of the Company. To take the other actions at the meeting a majority of the shares outstanding must vote in favor of the proposals present in person or by Proxy.

     A majority of shares issued and outstanding is sufficient to approve the proposal for a forward split and name change to be incorporated in Amendments to the Articles of Incorporation.

                                     PROXIES

     In voting their Common Stock, stockholders may vote in favor of or against the proposal to approve the proposals on the agenda or may abstain from voting. Stockholders should specify their choice on the accompanying proxy card. All properly executed proxy cards delivered pursuant to this solicitation and not revoked will be voted at the Meeting in accordance with the directions given. If no specific instruction are given with regard to the matter to be voted upon, then the shares represented by a signed proxy card will be voted "FOR" the approval of the Proposals and in the discretion of such proxies to any other procedural matters which may properly come before the Meeting or any adjournments thereof. All proxies delivered pursuant to this solicitation are revocable at any time before they are voted at the option of the persons executing them by (i) giving written notice to the Secretary of the Company,
(ii) by delivering a later dated proxy card, or (iii) by voting in person at the Meeting. All written notices of revocation and other communications with respect to revocations of proxies should be addressed to Daniel Medina, President, 7609 Ralston Road, Arvada, CO 80002.

     IF THEY WISH TO VOTE, HOLDERS OF COMMON STOCK ARE REQUIRED TO COMPLETE, DATE, AND SIGN THE ACCOMPANYING PROXY CARD AND RETURN IT PROMPTLY TO THE COMPANY IN THE ACCOMPANYING ENVELOPE.

     The person named as proxy is Daniel Medina, President of the Company.

     In addition to the solicitation of proxies by mail, the Company, through its directors, officers, and employees, may solicit proxies from stockholders personally or by telephone or other forms of communication. The Company will not reimburse anyone for out-of-pocket costs and expenses incurred in the solicitation of proxies. The Company also will request brokerage houses, nominees, fiduciaries, and other custodians to forward soliciting materials to beneficial owners, and the Company will reimburse such persons for their reasonable expenses incurred in doing so. All expenses incurred in connection with the solicitation of proxies will be borne by the Company.


                 INTEREST OF PERSONS IN MATTERS TO BE ACTED UPON

     No officer or director or principal shareholder has a substantial or material interest in the favorable action on these proposals.

                                   PROPOSAL #1

                      NOMINATION AND ELECTION OF DIRECTORS

     The Company's Bylaws currently provide for the number of directors of the Company to be established by resolution of the Board of Directors and that number is four. The Board has nominated two (2) persons. At this Annual Meeting, a Board of two (2) directors will be elected. Except as set forth below, unless otherwise instructed, the proxy holders will vote the proxies received by them for Management's nominees named below.

     All the nominees are presently directors of the Company. In the event that any Management nominee shall become available, or if other persons are nominated, the proxy holders will vote in their discretion for a substitute nominee. It is not expected that any nominee will be unavailable. The term of office of each person elected as a director will continue until the next Annual Meeting of Stockholders or until a successor has been elected and qualified.

     The proxies solicited hereby cannot be voted for a number of persons greater than the number of nominees named below. The Certificate of Incorporation of the Company does not permit cumulative voting. A plurality of the votes of the holders of the outstanding shares of Common Stock represented at a meeting at which a quorum is presented may elect directors.


THE DIRECTORS CANDIDATES NOMINATED BY MANAGEMENT ARE:
 The following table sets forth certain information about our directors and executive officers.

Name                           Age                   Position.
Daniel Medina                  50                    President
Madhava Rao Mankal             53                    Chief Financial Officer

     The above individuals are nominees for election as directors for the next fiscal year. Their biographical information is as follows:

Daniel Medina

     Mr. Medina  started as a Sales Rep/  Production  Manager in 1973-1985  with
     Rosemary's Draperies. Daniel Medina owned Lavey Craft Boat Co. from 1985-1992. Mr. Medina was also a partner in California Cool Custom Boats from 1992- June 1997. He was the designer and manufacturer of all of their boats. Mr. Medina served as Director of Sales and Marketing and Production Manager for Sonic Jet Performance, Inc. since October 1999 to October 2001 and successfully increased the company revenue by 50%. Worked as Consultant from Nov 2001 to February 2003 and became President and major shareholder of Extreme Transport, Inc. from March 2003 to date. He has extensive experience in every phase of sales, marketing and manufacturing.

Madhava Rao Mankal

     Mr. Rao Mankal has more than 28 years of experience as an executive. He has served as President/CFO of Force Protection, Inc. (formerly Sonic Jet Performance, Inc.) since May 1999 to December 31, 2003. He was a member of the Board of Directors of Force Protection, Inc until September 30, 2004. He has over 25 years of senior financial management experience which includes the position of controller, chief financial officer and financial advisor. He is a Certified Chartered Accountant from India and Cost Accountant from India, and Certified Management Accountant from USA. He is member of the Institute of Chartered Accountants of India, Institute of Cost and Works Accountants of India and Institute of Management Accountants, USA. He has bachelor degree in commerce from Bangalore University.

     Management will devote part time to the operations of the Company, and any time spent will be devoted to screening and assessing and, if warranted, negotiating to acquire business opportunities.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" MANAGEMENT'S NOMINEES.

                            ------------------------

                                   PROPOSAL #2

                         INDEPENDENT PUBLIC ACCOUNTANTS

Michael Johnson & Co., Independent Public Accountants, of Denver, Colorado have been appointed as the Certifying accountants for the period through fiscal year 2005 and shareholders are asked to ratify such appointment. Ratification of the appointment of Michael Johnson & Co., as the Company's independent public accountants for the fiscal year ending April 30, 2004 will require the affirmative vote of a majority of the shares of Common Stock represented in person or by proxy and entitled to vote at the Annual Meeting. In the event the stockholders do not ratify the appointment of Michael Johnson & Co. for the forthcoming fiscal year, such appointment will be reconsidered by the Board. Representatives of Michael Johnson & Co. are expected to be present at the Annual Meeting to make statements if they desires to do so, and such representatives are expected to be available to respond to appropriate questions.

Unless marked to the contrary, proxies received will be voted "FOR" ratification of the appointment of Michael Johnson & Co. as independent accountants for the Company's year ending April 30, 2004.

                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION OF THE COMPANY'S INDEPENDENT ACCOUNTANTS.

                            ------------------------

                                   Proposal #3

              PROPOSED AMENDMENTS TO ARTICLES OF INCORPORATION AND
                       CHANGES IN CORPORATE CAPITALIZATION

                                   NAME CHANGE

     We are asking shareholders to authorize a change in the name of this corporation to a new name in the discretion of the Board of Directors. This requires an amendment to our Articles of Incorporation.

     We believe that the name change in our Articles of Incorporation are in the best interest of our corporation, to create a name which is not related to a defunct business attempt in television and broadcasting area.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NAME CHANGE.
                            ------------------------

                                   Proposal #4

          PROPOSED FORWARD SPLIT OF COMMON STOCK ISSUED AND OUTSTANDING

     We are asking shareholders to approve a pro-rata forward split of our common stock, by which up to each share would become twelve shares. The effective date of the forward split will be the date of the meeting.

     We believe that forward split will be advantageous to us and to all shareholders, because it may provide the opportunity for a share capitalization to allow it to become a trading company. Shareholders are however, forewarned, that it is a factor that most brokerage houses do not permit or favor lower-priced stocks to be used as collateral for margin accounts. Certain polices and practices of the securities industry may tent to discourage individual brokers within those firms from dealing in lower-priced stocks. Some of those polices and practices involve time-consuming procedures that make the handling of lower priced stocks economically unattractive. The brokerage commissions on the purchase or sale of lower priced stocks may also represent a higher percentage of the price than the brokerage commission on higher priced stocks.

              TABLE SHOWING EFFECT OF FORWARD SPLIT ONE FOR TWELVE

Shares Pre-Forward                                      Post-Forward shares
--------------------------------------------------------------------------------
100                                                     1,200
200                                                     2,400
300                                                     3,600
400                                                     4,800
500                                                     6,000
1000                                                   12,000
2000                                                   24,000
3000                                                   36,000
4000                                                   48,000
5000                                                   60,000
10,000                                                120,000
25,000                                                300,000
50,000                                                600,000
100,000                                             1,200,000

     Dissenting shareholders have no appraisal rights under Colorado law or pursuant to our constituent documents of incorporation or bylaws, in connection with the proposed forward split.


        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE FORWARD SPLIT


ANNUAL MEETING OF SHAREHOLDERS

     At the date of this proxy statement, no other matter will presented for action at the Annual meeting. Only those matters proposed as discussed will be voted on at the meeting. Shareholders may propose matters to be presented at shareholder meetings and also nominate directors. Shareholder proposals must conform to the standards set out by the Securities Exchange Commission and must be received at our principal offices on or before, December 31, 2005, in order to be included in future proxy materials, if any, or presentation at our next annual meeting of shareholders, anticipated in early fall, 2005.

VOTING SECURITIES AND BENEFICIAL OWNERSHIP

     As of the call date of the meeting, _________, 2005, the total number of __________ common shares outstanding and entitled to vote. The holders of such shares are entitled to one vote for each share being held on the record date. There is no cumulative voting on any matter on the agenda of this meeting. No additional shares will be issued subsequent to call date and prior to meeting.

                                REPORT AVAILABLE

     A copy of our most current Annual Report on form 10KSB is attached hereto and later filings may be obtained without charge, by writing us at Daniel Medina, President, 7609 Ralston Road, Arvada, Colorado 80002.


BOARD OF DIRECTORS AND OFFICERS

     The persons listed below are currently Officers and the members of the Board of Directors.

1. Daniel Medina is a nominee for Director.
2. Madhava Rao Mankal is a nominee for Director.

                        DIRECTORS AND EXECUTIVE OFFICERS

     The directors and executive officers of the Company as of January 10, 2005 are as follows:

     The directors of the Company hold office until the next annual meeting of the shareholders and until their successors have been duly elected and qualified. The officers of the Company are elected at the annual meeting of the Board of Directors and hold office until their successors are chosen and qualified or until their death, resignation, or removal. The Company presently has no executive committee.

     The principal occupations of each director and officer and nominee for director of the Company for at least the past five years are as follows:

    NAME                   AGE       POSITION WITH THE COMPANY         TERM             PERIOD OF SERVICE
    ----                   ---       -------------------------         ----             -----------------

    1. Madhava Rao Mankal  53          CFO and Director                Annual            Since  October 2004


    2. Daniel Medina       50          President and Director          Annual            Since  October 2004



Daniel Medina

     Mr. Medina  started as a Sales Rep/  Production  Manager in 1973-1985  with
     Rosemary's Draperies. Daniel Medina owned Lavey Craft Boat Co. from 1985-1992. Mr. Medina was also a partner in California Cool Custom Boats from 1992- June 1997. He was the designer and manufacturer of all of their boats. Mr. Medina served as Director of Sales and Marketing and Production Manager for Sonic Jet Performance, Inc. since October 1999 to October 2001 and successfully increased the company revenue by 50%. Worked as Consultant from Nov 2001 to February 2003 and became President and major shareholder of Extreme Transport, Inc. from March 2003 to date. He has extensive experience in every phase of sales, marketing and manufacturing.

Madhava Rao Mankal

     Mr. Rao Mankal has more than 28 years of experience as an executive. He has served as President/CFO of Force Protection, Inc. (formerly Sonic Jet Performance, Inc.) since May 1999 to December 31, 2003. He was a member of the Board of Directors of Force Protection, Inc until September 30, 2004. He has over 25 years of senior financial management experience which includes the position of controller, chief financial officer and financial advisor. He is a Certified Chartered Accountant from India and Cost Accountant from India, and Certified Management Accountant from USA. He is member of the Institute of Chartered Accountants of India, Institute of Cost and Works Accountants of India and Institute of Management Accountants, USA. He has bachelor degree in commerce from Bangalore University.

Executive Compensation -
------------------------
Remuneration
-------------

     The following information is set forth with respect to all remuneration paid by the Company during the year ended April 30, 2004 to the Company's five most highly paid executive officers or directors whose total remuneration exceeded $50,000, and to all directors and officers as a group:
                                                      Securities
                                                      or Property,  Aggregate of
Name of                                               Insurance     contingent
individual                            Salaries, fees  benefits or   forms of
or number of                          directors' fees reimbursement remuneration
persons in     Capacities             commissions,    personal      and proposed
group          in which served  Year  and bonuses     benefits      remuneration
------         ---------------  ----  -----------     --------      ----------
Adelisa     President/Director  2004     0             0                 0
                                2003     0             0                 0
                                2002     0             0                 0
                                2001     0             0                 0
================================================================================
                                2004     0             0                 0
All directors and               2003     0             0                 0
officers as a group             2002     0             0                 0
(1 Person         )             2001     0             0                 0


                                  LONG TERM COMPENSATION
                                  ----------------------
                                       Options
                        Restricted     & SA Rs
                        Stock          LTIP          LTIP           Other
                        Awards         Payouts       Payouts        Compensation
                        ------         -------       -------        ------------

                         None           *             None           None

                         None           *             None           None

                         None           *             None           None

                         None           *             None           None


Option Granted During the Last Fiscal Year
----------------------------------------------

     No Options were granted during the last fiscal year.


Long Term Incentive Plans/Awards in Last Fiscal Year
----------------------------------------------------

     Long Term Awards of Options issued in 2004:    Award of Restricted Shares
     ------------------------------------------     --------------------------

            Daniel Medina                             1,000,000
            Madhava Rao Mankal                        1,000,000

     (1) None of the current directors of the Company will devote their full time to the management of the Company.


 Stock Purchase Plans; Profit Sharing and Thrift Plans
 -----------------------------------------------------

     Presently the Company has no stock purchase plans, profit-sharing or thrift plans.

Options, Warrants or Rights
----------------------------

No Options were authorized or issued.


Compensation Committee Interlocks
---------------------------------

     The Securities and Exchange Commission requires disclosure where an executive officer of a company served or serves as a director or on the compensation committee of an entity other than the Company and an executive officer of such other entity served or serves as a director or on the compensation committee of the Company. The Company does not have any such interlocks. Decisions as to executive compensation are made by the Compensation Committee.

Audit Committee
---------------

     The Company does not have an Audit Committee. The members of the Board sit as the Audit Committee. Madhava Rao Mankal is as the qualified financial expert on the Board of Directors, and is the President and Director of the Company.

Code of Ethics
--------------

     The Company has not adopted a Code of Ethics for the Board and the salaried employees.

 Committees and Procedures

       (1) The registrant has no standing audit, nominating and compensation committees of the Board of Directors, or committees performing similar functions. The Board acts itself in lieu of committees due to its small size.

       (2) The view of the board of directors is that it is appropriate for the registrant not to have such a committee because all directors participate in the consideration of director nominees and the board is so small.

       (3) Each of the members of the Board which acts as nominating committee is not independent, pursuant to the definition of independence of a national securities exchange registered pursuant to section 6(a) of the Act (15 U.S.C. 78f(a).

       (4) The nominating committee has no policy with regard to the consideration of any director candidates recommended by security holders, but the committee will consider director candidates recommended by security holders.

       (5) The basis for the view of the board of directors that it is appropriate for the registrant not to have such a policy is that there is no need to adopt a policy for a small company.

       (6) The nominating committee will consider candidates recommended by security holders, and by security holders in submitting such recommendations; should provide a completed Directors Questionnaire to the Company.

       (7) There are no specific, minimum qualifications that the nominating committee believes must be met by a nominee recommended by security holders except to find anyone willing to serve with clean background. There are no differences in the manner in which the nominating committee evaluates nominees for director based on whether the nominee is recommended by a security holder, or found by the board.

       (8) The nominating committee's process for identifying and evaluation nominees for director, including nominees recommended by security holders, is to find anyone willing to serve with clean background. There are no differences in the manner in which the nominating committee evaluates nominees for director based on whether the nominee is recommended by a security holder, or found by the board.

       (9) With regard to each nominee approved by the nominating committee for inclusion on the registrant's proxy card (other than nominees who are executive officers or who are directors standing for re-election), state which one or more of the following categories of persons or entities recommended that nominee: Legal Counsel to Company.

                     PRINCIPAL HOLDERS OF VOTING SECURITIES

     a) The following table lists any person (including any "group" as that term is used in Section 13(d)(3) of the Exchange Act) who, to the knowledge of the Company, was the beneficial owner as of __________, 2005, of more than 5% of the outstanding voting shares of the Company. Unless otherwise noted, the owner has sole voting and dispositive power with respect to the securities.


   Title                   Name and Address
     of                    of Beneficial           Amount of   Percent Ownership
   Class                   Owner                   Beneficial  of
                                                   Interest    Equity(1)
---------                  ------------            ----------- -----------------
1. Common Shares           Daniel Medina           1,000,000         44.74%
2. Common Shares           Madhava Rao Mankal      1,000,000         44.74%


(1) With respect to the common stock, percentages shown are based upon 2,235,000 shares of common stock actually outstanding as of January 10, 2005.

The following table lists any person (including any "group" as that term is used in Section 13(d)(3) of the Exchange Act) who, to the knowledge of the Company, would have been the beneficial owner as of ____________, 2005, of more than 5% of the outstanding voting shares of the Company, if all the options issued in 2004 that were exercisable were indeed exercised (although none were). Unless otherwise noted, the owner has sole voting and dispositive power with respect to the securities.


     (a) The following table sets forth as of January 10, 2005 the beneficial ownership of the Company's voting shares by all current directors and executive officers of the Company as a group. Unless otherwise indicated, each person listed below has sole voting and investment power over all shares beneficially owned by him.

                 Beneficial Ownership of Officers and Directors

      Title                Name of            Amount and        Percent
        of                 Beneficial         Nature of         of
      Class                Owner              Beneficial        Equity
      -----                -----              Ownership       -------
                                              ---------

1. Common Shares           Daniel Medina        1,000,000       44.74%
2. Common Shares           Madhava Rao Mankal   1,000,000       44.74%

                                                  -----------------------------
             Officers and Directors as a Group  2,000,000       89.48%

     d) The following table sets forth as of January 10, 2005, the beneficial ownership of the Company's voting shares by all current directors and executive officers of the Company as a group. Unless otherwise indicated, each person listed below has sole voting and investment power over all shares that would have been beneficially owned by him.

Beneficial Ownership of Officers and Directors if All Options Outstanding had Been Exercised in 2004.

    (Resulting Total Outstanding Shares Would Have been 2,235,000 Shares)
      Title                Name of                Amount and        Percent
        of                 Beneficial             Nature of         of
      Class                Owner                  Beneficial        Equity
      -----                -----                  Ownership        -------
                                                  ---------

1. Common Shares           Daniel Medina           1,000,000        44.74%
2. Common Shares           Madhava Rao Mankal      1,000,000        44.74%


                                                  -----------------------------
                Officers and Directors as a Group  2,000,000         89.48%


Notes to the table:

     Unless otherwise indicated, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

     The Company's Annual Report on Form 10-KB for the year ended April 30, 2004 (the "Form 10-KSB") is being furnished simultaneously herewith. The Form 10-KSB is not considered a part of this Proxy Statement.


Related Party Transactions

         In November, 2004, Daniel Medina and Madhava Rao Mankal were issued 1,000,000 shares each as consideration to join the Board of Directors of the Company.

Principal Accountant Fees and Services
--------------------------------------

     Michael Johnson & Co., LLC, CPAs ("MJC") is the Company's principal auditing accountant firm for year ending April 30, 2005 and ratification is requested for the engagement of Michael Johnson & Co. LLC CPA's for 2005. The Company's Board of Directors has considered whether the provisions of audit services is compatible with maintaining MJC's independence.

     Audit Fees. MJC billed the Company $6,500 for the following professional services: audit of the annual financial statement of the Company for the fiscal year ended April 30, 2004, and review of the interim financial statements included in quarterly reports on Form 10-QSB for the periods ended July 31, 2004.

     There were no audit related fees in 2003 or 2004. There were no tax fees or other fees in 2003 or 2004 paid to Auditors or Auditors affiliates.

     The Company's Board acts as the audit committee and had no "pre-approval policies and procedures" in effect for the auditors' engagement for the audit year 2003 and 2004.

     All audit work was performed by the auditors' full time employees.

OTHER  AND  GENERAL  INFORMATION.

     Our Annual Report on Form 10-KSB, for the year ended April 30, 2004, including audited financial statements as of that date, is available from us on request. Further information is available by request or can be accessed on the Internet. We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files annual and quarterly reports, proxy statements and other information with the Securities Exchange Commission (the "SEC"). Reports, proxy statements and other information filed by XYZ, Inc. can be accessed electronically by means of the SEC's home page on the Internet at http://www.sec.gov or at other Internet sites such as http://www.freeedgar.com or http://www.pinksheets.com.

     You can read and copy any materials that we file with the SEC at the SEC'S Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549. A copy of any public filing is also available, at no charge, from the Company.

                      Colorado Community Broadcasting, Inc.

                             Dated: January 10, 2005

                     By the order of the Board of Directors


                                /s/ Daniel Medina
                             -----------------------
                            Daniel Medina, President

                                     BALLOT

 -------------------------------------------------------------------------------
                      Colorado Community Broadcasting, Inc.
                                7609 Ralston Road
                             Arvada, Colorado 80002
                                 (303) 422-8127


                           PROXY FOR ANNUAL MEETING OF

                         STOCKHOLDERS, __________, 2005

     The undersigned hereby appoints Daniel Medina, proxy, with full power of substitution, for and in the name or names of the undersigned, to vote all shares of Common Stock of Colorado Community Broadcasting Inc. held of record by the undersigned at the Annual Meeting of Stockholders to be held on __________, 2005, at 1:30 p.m., at and at 6th street, suite G, Rancho Cucamonga, CA 91730 any adjournment thereof, upon the matters described in the accompanying Notice of Annual Meeting and Proxy Statement, receipt of which is hereby acknowledged, and upon any other business that may properly come before, and matters incident to the conduct of, the meeting or any adjournment thereof. Said person is directed to vote on the matters described in the Notice of Annual Meeting and Proxy Statement as follows, and otherwise in their discretion upon such other business as may properly come before, and matters incident to the conduct of, the meeting and any adjournment thereof.


1. To elect a Board of two (2) directors to hold office until the next annual meeting of stockholders or until their respective successors have been elected and qualified:

          Nominees:


Daniel Medina       [_]  FOR: nominees listed above (except as marked to the
                              contrary below.


                    [_] WITHHOLD authority to vote for nominee(s) specified below.

Madhava Rao Mankal  [_]  FOR: nominees listed above (except as marked to the contrary below.

                    [_] WITHHOLD authority to vote for nominee(s) specified below.

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), write the applicable name(s) in the space provided below.

--------------------------------------------------------------------------------

2. To ratify the appointment of Michael Johnson & Co., LLC as independent accountants for the period ending April 30, 2005:

         [_] FOR           [_] AGAINST               [_] ABSTAIN


3. To change the name of the corporation to a name to be determined by the Board of Directors.

         [_] FOR           [_] AGAINST               [_] ABSTAIN

4. To authorize a forward split of the common stock up to a twelve for one basis, by which each share shall become twelve shares.

         [_] FOR           [_] AGAINST               [_] ABSTAIN

     YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU MAY SIGN AND RETURN THIS PROXY CARD IN THE ENCLOSED ENVELOPE.

     THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE STATED PROPOSALS.



                                        ----------------------------------------
                                        Signature of Stockholder



                                        ----------------------------------------
                                        Signature if held jointly

                                        Dated: ___________ __, 2005


IMPORTANT: If shares are jointly owned, both owners should sign. If signing as attorney, executor, administrator, trustee, guardian or other person signing in a representative capacity, please give your full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.